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                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.



COLLECTION PERIOD: AUGUST 1996
DISTRIBUTION DATE: 9/16/96

STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT                                                 PER $1,000 OF ORIGINAL
                                                                                                      Class A/Class B
                                                                                                     Certificate Amount
                                                                                                   ----------------------
   (i)  Principal Distribution
             Class A Amount                                                        $ 18,235,399.43      $31.9832
             Class B Amount                                                        $    959,757.87      $31.9832
  (ii)  Interest Distribution
             Class A Amount                                                        $  1,887,183.37      $ 3.3099
             Class B Amount                                                        $     99,325.44      $ 3.3099
 (iii)  Amount of Distribution allocable to the Yield Supplement Amount            $     32,275.59
             Class A Amount                                                        $     30,661.81
             Class B Amount                                                        $      1,613.78
        Amount of Distribution allocable to the (Excess) Shortfall Amount          $     35,088.21
             Class A Percentage                                                    $     33,333.80
             Class B Percentage                                                    $      1,754.41
  (iv)  Monthly Servicing Fee                                                      $    339,574.16      $ 0.5658
             Monthly Supplemental Servicing Fee                                    $          0.00      $ 0.0000
             Class A Percentage of the Servicing Fee                               $    322,595.45      $ 0.5658
             Class A Percentage of the Supplemental Servicing Fee                  $          0.00      $ 0.0000
             Class B Percentage of the Servicing Fee                               $     16,978.71      $ 0.5658
             Class B Percentage of the Supplemental Servicing Fee                  $          0.00
   (v)  Class A Principal Balance (end of Collection Period)                       $368,879,138.75
        Class A Pool Factor (end of Collection Period)                                   64.698042%
        Class B Principal Balance (end of Collection Period)                       $ 19,414,691.51
        Class B Pool Factor (end of Collection Period)                                   64.698042%
  (vi)  Pool Balance (end of Collection Period)                                    $388,293,830.26

 (vii)  Class A Interest Carryover Shortfall                                       $          0.00
        Class A Principal Carryover Shortfall                                      $          0.00
        Class B Interest Carryover Shortfall                                       $          0.00
        Class B Principal Carryover Shortfall                                      $          0.00

(viii)  Amount Otherwise Distributable to the Seller that is Distributed to
        Either the Class A or Class B Certificateholders                           $          0.00      $ 0.0000


  (ix)  Balance of the Reserve Fund Property (end of Collection Period)
             Class A Amount                                                        $  6,001,631.84
             Class B Amount                                                        $          0.00

   (x)  Aggregate Purchase Amount of Receivables repurchased by the
        Seller or the Servicer                                                     $          0.00
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